UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 22, 2008

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One AMD Place

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 6, 2008, Advanced Micro Devices, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) describing the Master Transaction Agreement by and among the Company, Advanced Technology Investment Company LLC, a limited liability company established under the laws of the Emirate of Abu Dhabi and wholly owned by the Government of the Emirate of Abu Dhabi (“ATIC”), and West Coast Hitech L.P., an exempted limited partnership organized under the laws of the Cayman Islands, acting through its general partner, West Coast Hitech G.P., Ltd., a corporation organized under the laws of the Cayman Islands (the “Master Transaction Agreement”), pursuant to which ATIC and the Company will form a manufacturing joint venture, The Foundry Company, an exempted company to be incorporated under the laws of the Cayman Islands (“The Foundry Company”). The Original 8-K also described the form of Shareholders’ Agreement (the “Shareholders’ Agreement”) by and among the Company, ATIC and The Foundry Company, the form of Funding Agreement among the Company, ATIC and The Foundry Company (the “Funding Agreement”), and the form of Wafer Supply Agreement between the Company and The Foundry Company (the “Wafer Supply Agreement”), each to be entered in connection with closing of the transactions contemplated by the Master Transaction Agreement. The Company is filing this Form 8-K/A to amend the Original 8-K by attaching each of the Master Transaction Agreement, the form of Shareholders’ Agreement, the form of Funding Agreement and the form of Wafer Supply Agreement as exhibits to the Original 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Master Transaction Agreement dated as of October 6, 2008, by and among Advanced Micro Devices, Inc., Advanced Technology Investment Company LLC and West Coast Hitech L.P., acting through its general partner, West Coast Hitech G.P., Ltd.

10.2	Form of Shareholders’ Agreement by and among Advanced Micro Devices, Inc., Advanced Technology Investment Company LLC and The Foundry Company.

10.3	Form of Funding Agreement by and among Advanced Micro Devices, Inc., Advanced Technology Investment Company LLC and The Foundry Company.

10.4*	Form of Wafer Supply Agreement by and among Advanced Micro Devices, Inc. and The Foundry Company.

*	Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2008	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Katy Wells
	Name:	Katy Wells
	Title:	Corporate Vice President, Deputy General Counsel and Assistant Secretary

Exhibit Index.

Exhibit No.	Description
10.1	Master Transaction Agreement dated as of October 6, 2008, by and among Advanced Micro Devices, Inc., Advanced Technology Investment Company LLC and West Coast Hitech L.P., acting through its general partner, West Coast Hitech G.P., Ltd.

10.2	Form of Shareholders’ Agreement by and among Advanced Micro Devices, Inc., Advanced Technology Investment Company LLC and The Foundry Company.

10.3	Form of Funding Agreement by and among Advanced Micro Devices, Inc., Advanced Technology Investment Company LLC and The Foundry Company.

10.4*	Form of Wafer Supply Agreement by and among Advanced Micro Devices, Inc. and The Foundry Company.

*	Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the Securities and Exchange Commission.